Exhibit 99.2

Last Updated	7/31/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2014 and 2013

		3 Months Ended June 30,			6 Months Ended June 30,
Line		2014	2013	Incr (Decr)	2014	2013	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)

1	Arizona Public Service	$144	$142	$2	$172	$177	$(5)
2	El Dorado	-	-	-	-	(1)	1
3	Parent Company	(3)	(3)	-	(6)	(4)	(2)

4	Net Income	141	139	2	166	172	(6)

5	Less: Net Income Attributable to Noncontrolling Interests	9	8	1	18	16	2

6	Net Income Attributable to Common Shareholders	$132	$131	$1	$148	$156	$(8)

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

7	Arizona Public Service	$1.30	$1.28	$0.02	$1.55	$1.59	$(0.04)
8	El Dorado	-	-	-	-	(0.01)	0.01
9	Parent Company	(0.03)	(0.02)	(0.01)	(0.05)	(0.03)	(0.02)

10	Net Income	1.27	1.26	0.01	1.50	1.55	(0.05)

11	Less: Net Income Attributable to Noncontrolling Interests	0.08	0.08	0.00	0.16	0.15	0.01

12	Net Income Attributable to Common Shareholders	$1.19	$1.18	$0.01	$1.34	$1.40	$(0.06)

13	BOOK VALUE PER SHARE	$38.35	$36.66	$1.69	$38.35	$36.66	$1.69

	COMMON SHARES OUTSTANDING (Thousands)
14	Average - Diluted	111,002	110,932	70	110,925	110,843	82
15	End of Period	110,407	109,993	414	110,407	109,993	414

See Glossary of Terms	Page 1 of 4

Last Updated	7/31/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2014 and 2013

		3 Months Ended June 30,			6 Months Ended June 30,
Line		2014	2013	Incr (Decr)	2014	2013	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	Retail
16	Residential	$428	$444	$(16)	$710	$752	$(42)
17	Business	416	420	(4)	745	749	(4)
18	Total retail	844	864	(20)	1,455	1,501	(46)
	Wholesale revenue on delivered electricity
19	Traditional contracts	15	15	-	26	26	-
20	Off-system sales	30	17	13	78	39	39
21	Native load hedge liquidation	-	3	(3)	-	4	(4)
22	Total wholesale	45	35	10	104	69	35
23	Transmission for others	8	8	-	16	15	1
24	Other miscellaneous services	9	8	1	16	16	-
25	Total electric operating revenues	$906	$915	$(9)	$1,591	$1,601	$(10)

	ELECTRIC SALES (GWH)

	Retail sales
26	Residential	3,204	3,344	(140)	5,586	6,074	(488)
27	Business	3,797	3,877	(80)	7,027	7,148	(121)
28	Total retail	7,001	7,221	(220)	12,613	13,222	(609)
	Wholesale electricity delivered
29	Traditional contracts	230	213	17	374	343	31
30	Off-system sales	789	537	252	1,892	1,354	538
31	Retail load hedge management	0	84	(84)	0	115	(115)
32	Total wholesale	1,019	834	185	2,266	1,812	454
33	Total electric sales	8,020	8,055	(35)	14,879	15,034	(155)

See Glossary of Terms	Page 2 of 4

Last Updated	7/31/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2014 and 2013

		3 Months Ended June 30,			6 Months Ended June 30,
Line		2014	2013	Incr (Decr)	2014	2013	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
34	Residential	1,029,918	1,015,649	14,269	1,032,966	1,018,733	14,233
35	Business	129,197	127,993	1,204	129,015	127,944	1,071
36	Total retail	1,159,115	1,143,642	15,473	1,161,981	1,146,677	15,304
37	Wholesale customers	55	51	4	56	52	4
38	Total customers	1,159,170	1,143,693	15,477	1,162,037	1,146,729	15,308

39	Total customer growth (% over prior year)	1.4%	1.3%	0.1%	1.3%	1.4%	(0.1)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

40	Residential	3,167	3,234	(67)	5,776	5,800	(24)
41	Business	3,759	3,830	(71)	6,979	7,058	(79)
42	Total	6,926	7,064	(138)	12,755	12,858	(103)

43	Retail sales (GWH) (% over prior year)	(2.0)%	1.1%	(3.1)%	(0.8)%	0.8%	(1.6)%

	RETAIL USAGE (KWh/Average Customer)

44	Residential	3,111	3,292	(181)	5,408	5,962	(554)
45	Business	29,393	30,287	(894)	54,462	55,866	(1,404)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

46	Residential	3,075	3,184	(109)	5,592	5,693	(101)
47	Business	29,098	29,927	(829)	54,090	55,165	(1,075)

	ELECTRICITY DEMAND (MW)

48	Native load peak demand	6,316	6,883	(567)	6,316	6,883	(567)

	WEATHER INDICATORS - RESIDENTIAL

	Actual
49	Cooling degree-days	530	580	(50)	530	580	(50)
50	Heating degree-days	6	1	5	245	614	(369)
51	Average humidity	13%	14%	(1)%	13%	14%	(1)%

	10-Year Averages
52	Cooling degree-days	483	483	-	483	483	-
53	Heating degree-days	10	10	-	499	499	-
54	Average humidity	15%	15%	-	15%	15%	-

See Glossary of Terms.	Page 3 of 4

Last Updated	7/31/2014

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2014 and 2013

		3 Months Ended June 30,			6 Months Ended June 30,
Line		2014	2013	Incr (Decr)	2014	2013	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
55	Nuclear	2,197	2,246	(49)	4,709	4,702	7
56	Coal	2,739	2,903	(164)	5,535	5,656	(121)
57	Gas, oil and other	1,370	1,261	109	2,448	2,511	(63)
58	Total generation production	6,306	6,410	(104)	12,692	12,869	(177)
	Purchased power
59	Firm load	2,027	1,903	124	2,883	2,595	288
60	Marketing and trading	98	115	(17)	211	228	(17)
61	Total purchased power	2,125	2,018	107	3,094	2,823	271
62	Total energy sources	8,431	8,428	3	15,786	15,692	94

	POWER PLANT PERFORMANCE

	Capacity Factors
63	Nuclear	88%	90%	(2)%	95%	94%	1%
64	Coal	65%	77%	(12)%	66%	74%	(8)%
65	Gas, oil and other	19%	17%	2%	16%	17%	(1)%
66	System average	45%	46%	(1)%	45%	46%	(1)%

	ECONOMIC INDICATORS

	Building Permits (a)
67	Metro Phoenix	5,012	4,710	302	10,425	7,986	2,439

	Arizona Job Growth (b)
68	Payroll job growth (% over prior year)	1.5%	2.3%	(0.8)%	1.7%	2.2%	(0.5)%
69	Unemployment rate (%, seasonally adjusted)	6.9%	8.0%	(1.1)%	7.1%	8.0%	(0.9)%

Sources:

(a)    U.S. Census Bureau

(b)    Arizona Department of Economic Security

See Glossary of Terms.	Page 4 of 4